                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement.              [ ]  Confidential, for use of the
                                                    Commission only (as permitted
                                                    by Rule 14a-6(e)(2)).
[X]  Definitive proxy statement.

[ ]  Definitive additional materials.

[ ]  Soliciting material under Rule 14a-12.

                             NVID INTERNATIONAL INC.

                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             NVID INTERNATIONAL INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 21, 2001

Dear Stockholders:

        You are cordially invited to attend the 2001 annual meeting of stockholders on Monday May 21, 2001 at the Hampton Inn Clearwater Central, (Sea Castle Room),
21030 US 19 North, Clearwater, Florida at 10:00 AM Eastern Standard Time. At the
meeting we will:

        o    Elect directors for the upcoming year.

        o    Ratify the selection of Davis Monk & Company as the Company's independent auditors for the fiscal year ending December 31, 2001.

        o    Transact such other business as may properly come before the annual meeting and at any adjournment thereof.

        Stockholders of record at the close of business on April 6, 2001 are entitled to vote at the annual meeting. If you are not planning to attend the meeting, it is still important that your shares be represented. Please complete, sign, date, and return to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

                                                    Sincerely,

                                                    MICHAEL J. REDDEN
                                                    Secretary

                             NVID INTERNATIONAL INC.
             PROXY STATEMENT FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
                                 April 19, 2001

        This Proxy Statement is furnished to the stockholders in connection with the solicitation of proxies by the Company's Board of Directors for use at the NVID
International, Inc. (the "Company") 2001 Annual Meeting of Stockholders to be held at the Hampton Inn Clearwater Central, (Sea Castle Room), 21030 US 19 North, Clearwater,
Florida on Monday May 21, 2001 at 10:00 AM Eastern Standard Time and any adjournment thereof. The matters to be considered and acted upon at the meeting are set forth in the attached Notice of Annual Meeting of Shareholders. This Proxy Statement,
the Notice of Annual Meeting of Shareholders, and the form of Proxy will first be sent to Stockholders on or about April 19, 2001.

        The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting has been fixed by the Board of Directors as the close of business on April 6, 2001. As of that date there were 67,197,118 shares of Common Stock ("Common Stock") of the Company outstanding and entitled to vote.
Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting. The Common Stock is the only outstanding class of the Company's securities.

        If the accompanying Proxy is signed and returned, the shares represented by the Proxy will be voted as specified in the Proxy. Where no choice is specified, the Proxy will be voted in favor of the proposals described herein. Stockholders who execute Proxies may revoke them by notifying the Secretary at any time prior to the voting of the Proxies.

        The complete mailing address of the Company is 28163 US 19 North, Suite 302,
Clearwater, Florida 33761.

                       EXPENSE AND MANNER OF SOLICITATION

        The Company will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation material regarding the 2001 Annual Meeting to beneficial owners of the Company's Common Stock. The solicitation will be by mail, with the material being forwarded to the stockholders of record and certain other beneficial owners of the Common Stock by the Company's officers and other regular employees
(at no additional compensation). Such officers and employees may also solicit Proxies from stockholders by personal contact, telephone or by any other means necessary in order to assure sufficient representation at the Annual Meeting.

                         ELECTION OF BOARD OF DIRECTORS

        A board of three (3) directors will be elected by a plurality of the votes cast by stockholders represented and entitled to vote at the Annual Meeting. Directors are elected at the annual meeting to hold office until the next annual meeting, and until their successors are elected and qualified. The board of directors has designated the following persons as nominees. Unless you withhold authority to vote for directors in your proxy, your shares will be voted for: David Larson, Michael J.
Redden, and M. Robert Edelson. All nominees have agreed to serve if elected, and each of them has consented to being named in this Proxy Statement. All of the nominees for directorship are now directors of the Company. If a nominee is unable or unwilling to serve at the time of the election, the people named as proxies have the right to vote according to their judgment for another person.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION
OF MESSRS. LARSON, REDDEN, and EDELSON.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                             AND EXECUTIVE OFFICERS

        All Directors are elected annually and hold office until the next Annual
Meeting of Stockholders and until their successors are duly elected and qualified.
Executive Officers serve at the discretion of the Board of Directors.

        The following table provides information regarding each nominee for election to the Board of Directors and about each of the Company's executive officers:

     NAME                   AGE                   POSITION

David Larson                49     Chairman of the Board of Directors, Chief Executive Officer

Michael J. Redden           53     Corporate Secretary, Chief Financial Officer

Martin Robert Edelson       65     Director

David Larson
Mr. Larson has had twenty years experience in the sales and marketing of water treatment chemicals for many diverse market applications. Prior to coming to the Company in late 1996, Mr. Larson served for four years as the Director of Marketing for Pinch-a-Penny,
Inc. a company specializing in pool and patio supplies sold through 115 franchised retail stores in Florida. Previously, PPG Industries, Inc. of Pittsburgh, PA and
FMC Corporation Philadelphia, PA, both U.S.-based manufacturers of granular chlorine employed Mr. Larson in various sales management positions. Mr. Larson has been President of NVID since June of 1997.

Michael J. Redden
Mr. Redden was named Director of Foreign Development of NVID's subsidiary, Aqua Bio
Technologies, Inc. in 1995 and has served as its President since June 1997. Mr. Redden is also Secretary of NVID. Previously, Mr. Redden owned Redden Yachts Services, Inc.
a full service yacht brokerage. Mr. Redden also served as President of Caribe Star
Seafood, Ltd., a Nicaraguan-based company, which engaged in the business of exporting fish from Nicaragua to the Far East and the United States.

Dr. M. Robert Edelson, Ph.D.
Dr. Edelson is a nationally known water scientist, who has formulated over 300 water treatment products in his career. Dr. Edelson recently retired from Ecolab, Inc., of St. Paul, Minnesota and has formed his own consulting business. Dr. Edelson was named Teacher of the Year in 1997 for the National Swimming Pool Foundation, and
has been known in industry circles as an expert in water disinfection. He is the immediate past president of the Minnesota Environmental Health Association and is
an active member on the Chemical Treatment and Process Committee of the National Pool
and Spa Institute. Dr. Edelson has served NVID in a consulting capacity since 1996.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The following table sets forth the names, number of late reports, number of late reported transactions and known failures to file a required report with respect to required filings under Section 16(a) the Exchange Act by the Company's officers, directors and stockholders.

      Name                   Late Reports                Transactions                Known Failure

  David Larson                 1 Form 3                        0                           0

  Michael J. Redden            1 Form 3                        0                           0

  M. Robert Edelson            1 Form 3                        0                           0

                                 DIRECTOR'S FEES

        Currently, the Company does not pay compensation for service as a member of the Company's board of directors.

                          BOARD AND COMMITTEE MEETINGS

        During 2000, all directors were in attendance at all meetings of the board of directors. The board of directors held four meetings during 2000. Currently, there are no standing committees of the board.

                             EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid by the Company to each of its Executive Officers:

          Name
          And
       Principal                                               Annual Compensation
        Position                           Year               Salary          Bonus
                                                               ($)             ($)
          (a)                              (b)                 (c)             (d)

David Larson, CEO                          1998              $76,214         $4,000
                                           1999              $86,400         $5,000
                                           2000             $115,666         $5,000

Michael J. Redden, CFO, Secretary          1998              $38,902         $5,000
                                           1999              $61,258         $5,000
                                           2000              $86,646         $5,000

                                              AUDIT AND RELATED FEES

Audit Fees

The aggregate fees billed by Davis, Monk & Company for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2000 were $23,000.

Financial Information System Design and Implementation Fees

There were no services rendered nor fees billed by Davis, Monk & Company to the
Company for financial information system design and implementation for fiscal 2000.

All Other Fees

There were no other services rendered nor fees billed to the Company by Davis, Monk
& Company for fiscal 2000.

The Board of Directors has determined that the provision of services rendered above reaffirms Davis, Monk & Company's independence.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected Davis, Monk & Company to serve as the
Company's independent accountants for the fiscal year ending December 31, 2001, subject to ratification by a majority of the shares represented either in person or by proxy at the Annual Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, assuming a quorum is present, is necessary to ratify the selection of Davis, Monk &
Company. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) will effectively count as votes against this Proposal.

        A representative of Davis, Monk & Company is expected to be present at the
Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE SELECTION OF
DAVIS, MONK & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2001.

                                  ANNUAL REPORT

        The Company's 2000 Annual Report on Form 10-KSB, which the Company has filed with the Securities and Exchange Commission, containing audited financial statements for the fiscal years ended December 31, 2000 and 1999 accompanies this Proxy Statement.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        On April 6, 2001, the record date with respect to this solicitation for determining stockholders entitled to notice of, and to vote at, the Annual Meeting,
67,197,118 shares of the Company's Common Stock were outstanding. No shares of any other class of stock were outstanding. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

        The following table sets forth information available as of April 6, 2001 with respect to the beneficial ownership of the Company's Common Stock by each Director and Executive Officer and by all Directors and Executive Officers as a group. No individual or group known to the Company holds beneficial ownership of more than five percent of any class of the Company's voting securities. There are no arrangements in effect that would result in a change of control of the Company.

                            NVID INTERNATIONAL, INC.
          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

  (1)                          (2)                                      (3)               (4)
                            Name And                                Amount And
Title Of                   Address Of                              And Nature Of      Percent Of
 Class                     Beneficial                               Beneficial           Class
                             Owner                                   Ownership
Common               David Larson, CEO, President, Director           420,000            0.63%
                     1792 Lago Vista Blvd.
                     Palm Harbor, Florida 34685

Common               Michael Redden, CFO, Secretary, Director          95,000            0.14%
                     5153 Sandy Cove Avenue
                     Sarasota, Florida 34242

Common               Robert M. Edelson, Director                       50,000            0.07%
                     7400 Coventry Way
                     Edina, Minnesota 55439-2608

Common              Directors and Officers as a Group (3 persons)     565,000            0.84%

                              STOCKHOLDER PROPOSALS

        For stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2002 Annual Meeting of Stockholders, they must be received by the
Company's Secretary no later than December 15, 2001.

                                  OTHER MATTERS

        At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters, which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                           By Order of the Board of Directors
                                           MICHAEL J. REDDEN
                                           Chief Financial Officer and Secretary

Clearwater, Florida
April 19, 2001

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED
TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE
AS SOON AS POSSIBLE.

                            NVID INTERNATIONAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints David Larson and Michael J. Redden and either of them, as proxies, to vote all shares of Common Stock of NVID International Inc. (the "Company")
held of record by the undersigned as of April 6, 2001, the record date with respect to this solicitation, at the Company's 2001 Annual Meeting of Stockholders to be
held at the Hampton Inn Clearwater Central, (Sea Castle Room), 21030 US 19 North,
Clearwater, Florida ((727) 797-8173) on Monday May 21, 2001 at 10:00 AM Eastern
Standard Time and all adjournments thereof, upon the following matters:

                            NVID INTERNATIONAL, INC.
          PLEASE MARK VOTE ON THE SPACE PROVIDED; USING DARK INK ONLY.

Proposal #1:  The election of David Larson, Michael J. Redden and Dr. M. Robert
Edelson as directors of the Company (check one of the following blanks):

        FOR all of the above nominees (except do not vote for the nominee(s) whose name(s) appear(s) below):

        WITHHOLD AUTHORITY To vote for the above nominee(s)

Proposal #2: Ratify the appointment of Davis Monk & Company as the Company's independent auditors for the fiscal year ending December 31, 2001 (check one of the following blanks):

        FOR the proposal to ratify the appointment of Davis Monk & Company as the
Company's independent auditors for the fiscal year ending December 31, 2001

        AGAINST the proposal to ratify the appointment of Davis Monk & Company as the Company's independent auditors for the fiscal year ending December 31, 2001

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THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES
IN PROPOSAL #1 AND "FOR" THE RATIFICATION OF DAVIS, MONK & COMPANY AS THE COMPANY'S
INDEPENDENT AUDITOR FOR FY 2001 IN PROPOSAL #2.
Please sign below, date, and return promptly:

                                                    Dated: _____________,  _____, 2001

                                                    Signature

                                                    Additional Signatures if Jointly Held (if
                                                    applicable). In signing as Attorney, Administrator,
                                                    Executor, Guardian, or Trustee, please add your
                                                    title as such.

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